SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2022

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction Of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On January 24, 2022, Timberland Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Timberland Bank (the “Bank”) announced that, effective January 24, 2022, Michael Sand will begin preparing for his transition into retirement from his position as President and Chief Executive Officer of both the Company and the Bank.  Mr. Sand plans to retire on January 24, 2023 and plans to continue to serve on the Boards of Directors of both the Company and the Bank after his retirement.

(c)           Effective January 24, 2022, Executive Vice President and Chief Financial Officer Dean Brydon will be promoted to the position of President for both the Company and the Bank. Mr. Brydon, age 55, currently holds the position of Executive Vice President and Chief Financial Officer of the Company, a position that he has held since January 2000.  Mr. Brydon will continue to hold the position of Chief Financial Officer until January 2023. As a result of Mr. Brydon’s promotion, additional promotions will be made to fill Mr. Brydon’s current positions. These promotions are as follows:

Marci Basich, age 53, who currently holds the position of Treasurer, will be promoted to Chief Financial Officer of the Company and the Bank in January 2023.  Ms. Basich has been affiliated with the Bank since 1999 and has served as Treasurer of the Company and the Bank since January 2002.  She is a Certified Public Accountant.

Jonathan Fischer, age 48, currently holds the position of Chief Operating Officer, a position he has held since August 23, 2012.  Mr. Fischer will be appointed as the Corporate Secretary of the Company and the Bank on January 25, 2022 to replace Mr. Brydon who currently serves in these positions.

For further information, reference is made to the Company’s press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
(d)                 Exhibits
99.1              News Release of Timberland Bancorp, Inc. dated January 24, 2022
104               Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: January 24, 2022	By: /s/Dean J. Brydon
Dean J. Brydon Chief Financial Officer